Heritage Oaks Bancorp
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KBW Annual Community Bank

Investor Conference

July 30, 2008

Certain statements in this presentation, including, without limitation, statements containing the words "believes", "anticipates", "intends", and "expects", and words of similar import, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or developments plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company's business, and other factors referenced in the Company's filings with the SEC and this presentation. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Company History

(Dollars in Millions)



Assets
$1,000
$800
$600
$400
$200
$0
$55
$93
$215
$442
$746
$800
1993
1997
2001
2003
2007
June-08

1993 L. Ward Joined Bank

1994 Company Formed

1994 – 1997
- 2 De Novo Branches Opened
- 2 Branches Purchased

1999 – 2000
- 3 De Novo Branches Opened



Earnings
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,739
$3,596
$4,584
$6,637
$6,662
$6,917
$2,366
2002
2003
2004
2005
2006
2007
Jun-08

2001 4 Branches Purchased
Net 1 New Branch

2003 Acquired Hacienda Bank Net 2 New Branches

2006 1 De Novo Branch Opened

2007 Acquired Business First Bank
2 Branches in City of Santa Barbara, Ca

2008 1 De Novo Branch Opened

Heritage Oaks Bancorp
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2007 Company Overview

- The Leading community bank on California's Central Coast
- Headquartered in Paso Robles, Ca with $800 million in assets as of June 30, 2008
- Growth in 2007:

	Organic	Acquisition	Total
Total Assets	9.9%	27.7%	37.6%
Net Loans	3.8%	34.0%	37.8%
Deposits	23.8%	29.5%	53.3%

- Covering the growing markets of San Luis Obispo and Santa Barbara Counties

Heritage is Focused on Building Core Deposit Relationships

Current Market Areas: 15 Branch Locations



San Francisco
Napa
Davis
Lodi
Antioch
Manteca
Pacifica
Palo Alto
San Jose
Merced
Santa Cruz
Gilroy
Madera
Salinas
Clovis
Visalia
Tulare
Porterville
Bakersfield
Lompoc
Palmdale
Yucaipa
Hemet
Temecula
Costa Mesa
San Clemente
Oceanside
Carlsbad
San Diego
Copyright (C) 2007 SNL Financial LC. All rights reserved
0
125mi

Halfway between San Francisco and Los Angeles on US101 and on the main Hwy 46 corridor to the coast from rapidly growing Fresno and Bakersfield

Within 2-3 hours driving time of approximately 20 million people

Heritage is Centrally Located

Heritage Oaks Bancorp
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2007 Acquisition of Business First

- On October 12, 2007, Business First National Bank, Santa Barbara, Ca. was merged with and into Heritage Oaks Bank as Business First Bank, a division of Heritage Oaks Bank.
- This expands the Company's footprint south giving Heritage a total of five branches in Santa Barbara County.
- Nearly all of the highly respected and experienced relationship officers were retained.
- At December 31, 2007, Business First Loans and Deposits were approximately $150 million and $124 million, respectively.

Heritage Expands into a New Market

Distinct Market Areas

- Northern San Luis Obispo County – Five Branches, Paso Robles (2) , Atascadero, Templeton and San Miguel
- San Luis Obispo City – Two Branches
- Coastal Area – Three Branches Arroyo Grande, Cambria and Morro Bay
- Northern Santa Barbara County- Three Branches Santa Maria (2), Orcutt
- Santa Barbara County- City of Santa Barbara- Two Branches

Heritage is Capitalizing on Market Diversity and Poised for Growth

Northern SLO County

Paso Robles, Atascadero, Templeton and San Miguel







The local real estate market in Paso Robles and surrounding locales is incredibly diverse and includes new home subdivisions, vineyards, ranches, wine country estates, horse friendly properties, and lake front properties with views of our beautiful Lake Nacimiento and Lake San Antonio.

A Pocket of "Relatively" Affordable Housing

City of San Luis Obispo







Cal Poly University-Tops in the Nation and Ca State University System

Wine Industry

San Luis Obispo County


ZINFANDEL FESTIVAL PASO ROBLES
MARCH 17, 2007
PURCHASE TICKETS


25TH ANNUAL
WINE FESTIVAL PASO ROBLES


140
120
100
80
60
40
20
0
1983
1993
2007
Wineries


Map of:
San Luis Obispo
Wine Country

Heritage Oaks Bancorp
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Coastal Area

Arroyo Grande, Cambria and Morro Bay









Some of the Finest and Most Underdeveloped and Accessible Coastline Left in California

Heritage Oaks Bancorp
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Northern Santa Barbara County

Santa Maria and Orcutt






30TH SPACE WING

The area's economic base includes agriculture, transportation, oil, tourism, electronic manufacturing, and the government installation at nearby Vandenberg Air Force Base

Santa Maria is the Largest City in the Central Coast Region

Wine Industry

Santa Barbara County






SANTA MARIA VALLEY
WINE COUNTRY
CALIFORNIA
Main Street
Santa Maria
Stowell
5 Costa De Oro
Santa Maria Valley
Broadway
Telephone Rd
Skyway Dr.
Cottonwood Canyon 6
Dominion Rd
Foxen Canyon Rd
Santa Maria Mesa Rd
Tepusquet Rd
Addamo
1
135
Clark Ave
1
Orcutt
101
Cambria 4
2 Volk
3 Byron
9 Io
11 Rancho Sisquoc
Cat Canyon Rd
Foxen Canyon Rd
8 Foxen
Palmer Road
135
1
7 Jess Parker
To Solvang
10 Lucas & Lewellen

City of Santa Barbara

Business First Bank, a division of Heritage Oaks Bank





BUSINESS FIRST BANK
A division of Heritage Oaks Bank





Santa Barbara is host to a myriad of diverse businesses and the campus of the University of California at Santa Barbara.

Santa Barbara is referred to as the American Riviera.

Deposit Market Share (June 1999 vs. June 2007)

San Luis Obispo County

June 1999 Rank	Institution	Deposit Market Share
1	Mid-State Bank	24.1%
2	Washington Mutual	21.6%
3	Bank of America	19.3%
4	First Bank of San Luis Obispo	5.5%
5	Wells Fargo Bank	5.5%
6	California Federal Bank	4.6%
7	**Heritage Oaks Bank**	**4.5%**
8	Los Padres Bank	4.1%
9	Santa Lucia Bank	3.7%
10	Coast National Bank	2.7%
11	Union Bank of California	2.0%
12	Westamerica Bank	1.2%
13	Mission Community Bank	1.0%
14	San Luis Trust Bank	0.2%

June 2007 Rank	Institution	Deposit Market Share
1	Rabobank National Assn	20.9%
2	Washington Mutual	16.1%
3	Bank of America	14.4%
4	**Heritage Oaks Bank**	**8.6%**
5	Wells Fargo Bank	8.5%
6	Santa Lucia Bank	4.4%
7	Los Padres Bank	4.3%
8	Downey Savings & Loan	4.2%
9	San Luis Trust Bank FSB	4.0%
10	Pacific Capital Bank NA	3.7%
11	Coast National Bank	3.6%
12	Mission Community Bank	2.6%
13	Citibank**	1.8%
14	Founders Bank	1.4%
15	Union Bank	1.4%

Source: SNL Securities and FDIC

Heritage has Achieved Growth in a Competitive Environment

Heritage Oaks Bancorp
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Deposit Market Share

June 30, 2007

Santa Barbara County

Institution Name	No. of	Market Deposits	Market
PACIFIC CAPITAL BANK NA	20	2,286,569	25.21%
BANK OF AMERICA NA	8	1,012,348	11.16%
RABOBANK NATIONAL ASSN	16	788,009	8.69%
WELLS FARGO BANK NA	9	781,443	8.62%
WORLD SAVINGS BANK FSB	2	777,940	8.58%
WASHINGTON MUTUAL BANK	7	766,997	8.46%
MONTECITO BANK&TRUST	6	563,761	6.22%
COMMUNITY WEST BANK NA	4	350,785	3.87%
LOS PADRES BANK	4	308,507	3.40%
BANK OF THE WEST	2	261,222	2.88%
HERITAGE OAKS BANK/BUSINESS FIRST	5	227,200	2.51%
FIRST BANK	3	172,793	1.91%
FIRST REPUBLIC BANK	1	162,217	1.79%
NORTHERN TRUST NATIONAL ASSN	2	120,462	1.33%
COMMUNITY BK OF SANTA MARIA	3	109,511	1.21%
UNION BANK OF CALIFORNIA NA	3	103,471	1.14%
8 Institutions below 1%			3.04%
Number of Institutions in the Market: 24	105	9,068,827	100

Source: FDIC

Heritage has Entered a New Market

Heritage Oaks Bancorp
Expect More

Interest Rate Sensitivity

Favorable Margins


10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	2002	2003	2004	2005	2006	2007	Jun-08
Prime Rate	4.25%	4.00%	5.25%	7.25%	8.25%	7.25%	5.00%
Yield EA	6.45%	5.95%	5.95%	6.93%	7.99%	8.13%	6.92%
COF	1.38%	1.09%	0.82%	1.15%	2.06%	2.72%	1.68%
Net Int Margin	5.04%	4.82%	5.10%	5.78%	5.94%	5.47%	5.28%

1.48% Average Cost of Deposits for Q2 2008

Deposit Mix at June 30, 2008



Deposit Growth
(dollars in thousands)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2001
2003
2005
2007
Demand
NOW
MMDA/Savings
CD's



Broker CD 5%
CDs >100 8%
CDs <100 14%
Demand 27%
Money Market/Savings 33%
NOW 13%

Core MM Deposit Promotion in 2007 Enabled Immediate Re-Pricing in Declining Rate Environment

73% of Deposits are Low-Cost

Heritage Oaks Bancorp
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Loan Portfolio Breakout

June 30, 2008



HELOC
3%
Land
8%
Other
5%
Construction
and Land
13%
Commercial RE
41%
Consumer
1%
1-4 Family
4%
Commercial
25%

(dollars in thousands)		
		Percent of
Rate Type	Balance	Total
Variable - daily	$ 298,086	45.2%
Variable other than daily	203,544	30.8%
Fixed rate	158,182	24.0%
Total gross loans	$ 659,812	100.0%
Re-Pricing		
< 1 Year	$ 397,374	60.2%
1-3 Years	136,602	20.7%
3-5 Years	70,749	10.7%
> 5 Years	55,087	8.4%
Total gross loans	$ 659,812	100.0%

Diversity in Lending

Construction/Land Breakout

June 30, 2008

87 Construction Loans
Total $87 million
Single Largest $10.9 million for an Upscale Hotel

64 Land Loans
Total $56 million
Single Largest $10.6 million on RE Tract Development- 50 improved lots at 54% Advance to Value Ratio


Hospitality 28%
SFR 13%
SFR-Spec 17%
1-4 Family 14%
Tract 2%
Commercial 26%


Commercial 15%
Hospitality 6%
SFR 15%
SFR-Spec 2%
1-4 Family 2%
Tract 60%

Diversity in Construction/Land Based Lending

Commercial RE Loan Breakout

June 30, 2008

117 Commercial Loans
Total $82.1 million
Single Largest $7.1 million

90 Professional Loans
Total $51.2 million
Single Largest $8.6 million

40 Hospitality Loans
Total $51 million
Single Largest $5.3 million



Other 7%
Retail 10%
Prof 15%
Hosp 15%
Multi-Fam 4%
HELOC 6%
1-4 Res 8%
Farmland 3%
Healthcare 5%
Rest-Food 2%
Comml 25%

Diversity in Commercial Real Estate Based Lending

Heritage Oaks Bancorp
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Asset Quality

June 30, 2008

Internal "Watch" List Expanding Reflective of Economic Slowing

Precautionary Actions by Management:

1. pro-actively identifying credit weaknesses early in the collection cycle
2. increased oversight frequency of Watch List Credits
3. devoting additional internal resources to monitoring of Watch List Credits
4. increased provision to ALLL

Conservative Underwriting-Not Immune to Negative Undertones in RE Environment